fcx.com FCX Conference Call 2nd Quarter 2023 Results July 20, 2023

Cautionary Statement This presentation contains forward-looking statements in which FCX discusses its potential future performance. Forward-looking statements are all statements other than statements of historical facts, such as plans, projections, or expectations relating to business outlook, strategy, goals or targets; global market conditions; ore grades and milling rates; production and sales volumes; unit net cash costs and operating costs; capital expenditures; operating plans; cash flows; liquidity; PT-FI’s financing, construction and completion of additional domestic smelting capacity in Indonesia in accordance with the terms of its special mining license (IUPK); extension of PT-FI’s IUPK beyond 2041 and export licenses; PT-FI’s timely resumption of exports; payment of export duties; export volumes; FCX’s commitment to deliver responsibly produced copper and molybdenum, including plans to implement, validate and maintain validation of its operating sites under specific frameworks; execution of FCX’s energy and climate strategies and the underlying assumptions and estimated impacts on FCX’s business related thereto; achievement of 2030 climate targets and 2050 net zero aspiration; improvements in operating procedures and technology innovations and applications; exploration efforts and results; development and production activities, rates and costs; future organic growth opportunities; tax rates; the impact of copper, gold and molybdenum price changes; the impact of deferred intercompany profits on earnings; mineral reserve and mineral resource estimates; final resolution of settlements associated with ongoing legal proceedings; debt repurchases; and the ongoing implementation of FCX’s financial policy and future returns to shareholders, including dividend payments (base or variable) and share repurchases. The words “anticipates,” “may,” “can,” “plans,” “believes,” “estimates,” “expects,” “projects,” “targets,” “intends,” “likely,” “will,” “should,” “could,” “to be,” “potential,” “assumptions,” “guidance,” “aspirations,” “future,” “commitments,” “pursues,” “initiatives,” “objectives,” “opportunities,” “strategy” and any similar expressions are intended to identify those assertions as forward-looking statements. The declaration and payment of dividends (base or variable), and timing and amount of any share repurchases are at the discretion of the Board of Directors (Board) and management, respectively, and are subject to a number of factors, including maintaining FCX’s net debt target, capital availability, FCX’s financial results, cash requirements, global economic conditions, changes in laws, contractual restrictions and other factors deemed relevant by the Board or management, as applicable. The share repurchase program may be modified, increased, suspended or terminated at any time at the Board’s discretion. FCX cautions readers that forward-looking statements are not guarantees of future performance and actual results may differ materially from those anticipated, expected, projected or assumed in the forward-looking statements. Important factors that can cause FCX’s actual results to differ materially from those anticipated in the forward-looking statements include, but are not limited to, supply of and demand for, and prices of the commodities FCX produces, primarily copper; PT- FI’s ability to continue to export and sell copper concentrates and anode slimes timely; changes in export duties; the Indonesia government’s approval of a deferred schedule for completion of additional domestic smelting capacity in Indonesia; production rates; timing of shipments; price and availability of consumables and components FCX purchases as well as constraints on supply and logistics, and transportation services; changes in FCX’s cash requirements, financial position, financing or investment plans; changes in general market, economic, regulatory or industry conditions; reductions in liquidity and access to capital; changes in tax laws and regulations, including the impact of the U.S. Inflation Reduction Act; any major public health crisis; political and social risks, including the potential effects of violence in Indonesia, civil unrest in Peru, and relations with local communities and Indigenous Peoples; operational risks inherent in mining, with higher inherent risks in underground mining; mine sequencing; changes in mine plans or operational modifications, delays, deferrals or cancellations; results of technical, economic or feasibility studies; potential inventory adjustments; potential impairment of long- lived mining assets; satisfaction of requirements in accordance with PT-FI’s IUPK to extend mining rights from 2031 through 2041; discussions relating to the extension of PT-FI’s IUPK beyond 2041; cybersecurity incidents; labor relations, including labor-related work stoppages and costs; compliance with applicable environmental, health and safety laws and regulations; weather- and climate-related risks; environmental risks, including availability of secure water supplies, and litigation results; FCX’s ability to comply with its responsible production commitments under specific frameworks and any changes to such frameworks and other factors described in more detail under the heading “Risk Factors” in FCX’s Annual Report on Form 10-K for the year ended December 31, 2022, filed with the U.S. Securities and Exchange Commission (SEC). Investors are cautioned that many of the assumptions upon which FCX’s forward-looking statements are based are likely to change after the date the forward-looking statements are made, including for example commodity prices, which FCX cannot control, and production volumes and costs or technological solutions and innovations, some aspects of which FCX may not be able to control. Further, FCX may make changes to its business plans that could affect its results. FCX cautions investors that it undertakes no obligation to update any forward-looking statements, which speak only as of the date made, notwithstanding any changes in its assumptions, changes in business plans, actual experience or other changes. Estimates of mineral reserves and mineral resources are subject to considerable uncertainty. Such estimates are, to a large extent, based on metal prices for the commodities we produce and interpretations of geologic data, which may not necessarily be indicative of future results or quantities ultimately recovered. This presentation includes forward-looking statements regarding mineral resources not included in proven and probable mineral reserves. A mineral resource, which includes measured, indicated and inferred mineral resources, is a concentration or occurrence of material of economic interest in or on the Earth’s crust in such form, grade or quality, and quantity that there are reasonable prospects for economic extraction. Such a deposit cannot qualify as recoverable proven and probable mineral reserves until legal and economic feasibility are confirmed based upon a comprehensive evaluation of development and operating costs, grades, recoveries and other material modifying factors. This presentation also includes forward-looking statements regarding mineral potential, which includes exploration targets and mineral resources but will not qualify as mineral reserves until comprehensive engineering studies establish legal and economic feasibility. Significant additional evaluation is required and no assurance can be given that the potential quantities of metal will be produced. Accordingly, no assurances can be given that estimated mineral resources or estimated mineral potential not included in mineral reserves will become proven and probable mineral reserves. This presentation also contains measures such as unit net cash costs per pound of copper and molybdenum, net debt and adjusted EBITDA (earnings before interest, taxes, depreciation and amortization), which are not recognized under U.S. generally accepted accounting principles (GAAP). FCX’s calculation and reconciliation of unit net cash costs per pound of copper and net debt to amounts reported in FCX’s consolidated financial statements are in the supplemental schedules of FCX’s 2Q23 press release, which is available on FCX’s website, fcx.com. A reconciliation of amounts reported in FCX’s consolidated financial statements to adjusted EBITDA is included on slide 27. For forward-looking non-GAAP measures FCX is unable to provide a reconciliation to the most comparable GAAP measure because the information needed to reconcile these measures is dependent upon future events, many of which are outside of management’s control as described above. Additionally, estimating such GAAP measures and providing a meaningful reconciliation consistent with FCX’s accounting policies for future periods is extremely difficult and requires a level of precision that is unavailable for these future periods and cannot be accomplished without unreasonable effort. Forward-looking non-GAAP measures are estimated consistent with the relevant definitions and assumptions. 2

Unit Net Cash Costs (Credits) $1.47/lb $(0.09)/lb Consolidated Indonesia Better than April Guidance 3 2Q 2023 Highlights Operating Cash Flow $1.7 bn Including $0.2 bn in working capital and other sources Capital Expenditures $0.7 bn $1.2 bn Excluding Total smelter projects (2) A reconciliation of amounts reported in FCX’s consolidated financial statements to Adjusted EBITDA is included on slide 27. (3) Net debt equals consolidated debt less consolidated cash. See Cautionary Statement. Copper Production Sales Price Realization 1,067 1,029 (1) $3.84 mm lbs mm lbs per lb Gold 483 495 $1,942 k ozs k ozs per oz Molybdenum 21 20 $24 mm lbs mm lbs per lb (1) Reflects shipping delays in Indonesia associated with renewal of PT-FI's export license. Adjusted EBITDA $2.14 bn (2) Net Debt (3) $0.9 bn $2.8 bn Excluding Total smelter projects

FREEPORT FOREMOST IN COPPER

Notable Operational Highlights – 2Q23

THE POWER OF COPPER

- Cerro Verde
  - 2Q23 Mill Rate: 425k tpd, ~5% Above 1Q23
- Grasberg
  - 2Q23 Mill Rate: 207k tpd, ~25% Above 1Q23
  - Unit Net Cash Credit: 9¢/lb of copper
- Smelter Construction Progress
  - Manyar Greenfield Smelter is ~75% Complete with Commissioning Expected in 2024
- Leaching Recovery Initiatives
  - 29 mm lbs Cu in 2Q23
  - ~2.5x 2Q22


137
793B
CAT

See Cautionary Statement.

4

Indonesian Regulatory Update 5 • Downstream development is a strategic national policy priority • PT-FI expanding domestic capacity to meet requirements • 2020 law restricted exports of “certain minerals” beginning June 2023 • In June and July 2023, various ministries completed regulatory processes to enable ongoing exports of copper concentrates through May 2024 for exporters with more than 50% smelter progress* • PT-FI has met requirements and expects to commence exports in late July 2023 • PT-FI will continue to work with government to continue exports until smelter projects are fully operational • PT-FI also working with government on applicability of July 2023 tariffs given stabilized terms of IUPK Indonesia President Joko Widodo visited the Manyar smelter construction site in June 2023 and witnessed the substantial progress being made to establish additional downstream processing for copper concentrates in Indonesia. * PT-FI has obtained an export recommendation from Ministry of Energy and Mineral Resource for 1.7 million metric tons of concentrate, which is expected to cover PT-FI’s 2023 export volumes, and has received assurances that its export license will be granted promptly. Estimates and projections in this presentation assume resumption of exports at PT-FI beginning in late July 2023. See Cautionary Statement.

FREEPORT FOREMOST IN COPPER

Copper – The Metal of Electrification

THE POWER OF COPPER

Current Copper Market Commentary

- Slowing global growth in manufacturing sector
- Auto sector/EVs growing rapidly
- Copper-intensive expansion of renewables and supporting infrastructure
- **China's copper consumption continues to** grow despite property sector weakness (growth in EV/renewables)
- Supply challenges persist
- Notable low inventory levels

Copper Demand Forecast [1]

(mm tonnes)


~25
~50
2022
2035

Looming supply gap expected

Prices will need to rise to incentivize new supplies

- Intensity of copper use in electrification is rising
- Low carbon technologies driving massive growth in metals demand
- Renewables growth from 10% to 60% of power under 2050 net zero [2]

(1) Source: S&P Global copper study published in July 2022
(2) Source: International Monetary Fund
See Cautionary Statement.

6

Annual Sales Profile NOTE: Consolidated copper sales include 1.3 bn lbs in 2023e, 1.4 bn lbs in 2024e and 1.36 bn lbs in 2025e for noncontrolling interests; excludes purchased copper. 0.0 1.0 2.0 3.0 4.0 5.0 2023e* 2024e* 2025e 4.0 4.2 4.2 0 1 2 2023e* 2024e* 2025e 1.75 1.8 1.6 0 25 50 75 100 2023e 2024e 2025e 79 85 90 * Estimates assume deferrals of ~90 mm lbs of copper and ~130k ozs of gold in 2023 related to production deferred in inventory until final sale associated with PT-FI’s tolling arrangement with PT Smelting (effective January 2023) and ~100 mm lbs of copper and ~105k ozs of gold in 2024 related to PT-FI’s Manyar smelter (expected to be commissioned in 2024). e = estimate. See Cautionary Statement. NOTE: Consolidated gold sales include 827k ozs in 2023e, 922k ozs in 2024e and 820k ozs in 2025e for noncontrolling interests. (billion lbs) Copper Sales (million lbs) Moly Sales Gold Sales (million ozs) July 2023 Estimate 7

8 (1) (1) Includes molybdenum produced in South America. (2) Includes gold produced in North America. (3) Estimates assume average prices of $1,950/oz for gold and $20/lb for molybdenum for 2H23e. Quarterly unit costs will vary significantly with quarterly metal sales volumes. (4) Production costs include profit sharing in South America and severance taxes in North America. (5) Assumes no change in Indonesian export duties. A 7.5% export duty would impact 2023e consolidated unit costs by 7¢/lb (and Indonesia unit costs by 19¢/lb). 1,202 79 1,376 1,439 1.75 (2) North America IndonesiaSouth America by Region2023e Sales Mo mm lbs Cu mm lbs Au mm ozs (per lb of Cu) Site Production & Delivery (4) $2.90 $2.54 $1.70 $2.36 By-product Credits (0.46) (0.41) (2.39) (1.14) Treatment Charges 0.12 0.19 0.37 0.23 Royalties & Export Duties - 0.01 0.26 0.10 Unit Net Cash Costs (Credits) $2.56 $2.33 $(0.06) $1.55 2023e Unit Net Cash Costs (3) North South America America Indonesia Consolidated Cu mm lbs Cu mm lbs e = estimate. See Cautionary Statement. 2023e Operational Data (5) (5)

NOTE: EBITDA equals operating income plus depreciation, depletion and amortization. e = estimate. See Cautionary Statement. (1) U.S. Dollar Exchange Rates: 790 Chilean peso, 14,900 Indonesian rupiah, $0.68 Australian dollar, $1.08 Euro, 3.61 Peruvian Nuevo Sol base case assumption. Each +10% equals a 10% strengthening of the U.S. dollar; a strengthening of the U.S. dollar against forecasted expenditures in these foreign currencies equates to a cost benefit of noted amounts. $0 $4 $8 $12 $16 Cu $4.00/lb Cu $4.50/lb Cu $5.00/lb Average ’24e/’25e $0 $3 $6 $9 $12 Cu $4.00/lb Cu $4.50/lb Cu $5.00/lb Average ’24e/’25e ($ in bns except copper, gold and molybdenum prices) Operating Cash Flow Excludes working capital changes EBITDA EBITDA and Cash Flow at Various Copper Prices Sensitivities Average ’24e/’25e (US$ in mms) EBITDA Operating Cash Flow Copper +/-$0.10/lb $335 Molybdenum +/-$1.00/lb $ 75 Gold +/-$50/oz $ 55 Currencies (1) +/-10% $170 Diesel +/-10% $ 65 Copper +/-$0.10/lb $425 Molybdenum +/-$1.00/lb $ 80 Gold +/-$50/oz $ 80 Currencies(1) +/-10% $240 Diesel +/-10% $ 90 Assuming $1,950/oz gold, $20/lb molybdenum 9

2022 2023e 2024e Consolidated Capital Expenditures Major Projects (1) See slide 25; Indonesia smelter projects are being funded with net proceeds from PT-FI’s April 2022 senior notes offering and availability under its revolving credit facility. (2) Major projects include CAPEX associated with Grasberg underground development and supporting mill and power capital costs ($1.1 bn in 2023e and $0.7 bn in 2024e). For details of discretionary spending see slide 24. NOTE: Amounts include capitalized interest. Discretionary CAPEX and smelter spending will be excluded from the free cash flow (as defined on slide 12) calculation for purposes of the performance-based payout framework. e= estimate. See Cautionary Statement. Other $1.0 ($ in bns) $1.7(2) $2.7 $1.3(2) $1.2 $3.2 $1.5 $1.0(2) Planned Discretionary Planned Discretionary $1.3 $0.7 $3.8 $1.4 Planned Discretionary Other Other Excluding Indonesia Smelter Projects CAPEX (1) 10

FREEPORT FOREMOST IN COPPER

Organic Development Pipeline

THE POWER OF COPPER

FCX Copper Reserves (1) – 111 bn lbs

FCX Copper Resources (1) – 235 bn lbs

Near-Term	Medium-Term	Long-Term Potential
Leach Initiatives ~200 mm lbs*	Potential Step Change in Leaching Technology ~600 mm lbs*	Safford / Lone Star Sulfides ~50 bn lbs Mineral Potential (2)
North America Staffing & Asset Efficiency ~200 mm lbs*	Bagdad 2X Expansion ~200 mm lbs*	Other U.S. Brownfield Opportunities ~100 bn lbs Mineral Potential (2)
	El Abra Expansion ~650 mm lbs*	Grasberg Extension of Operating Rights Beyond 2041 opens significant development potential
	Kucing Liar ~550 mm lbs & 560 k ozs*	

* Annual production estimates

(1) As of 12/31/22. Copper reserves (recoverable metal) based on long-term average price of $3.00/lb; copper resources (contained metal) based on long-term average price of $3.50/lb. Mineral resources are not included in mineral reserves and will not qualify as mineral reserves until comprehensive engineering studies establish legal and economic feasibility. Accordingly, no assurance can be given that the estimated mineral resources will become proven and probable mineral reserves.

(2) Estimated mineral potential includes exploration targets and mineral resources but will not qualify as mineral reserves until comprehensive engineering studies establish legal and economic feasibility. Significant additional evaluation is required and no assurance can be given that the potential quantities of metal will be produced. Accordingly, no assurance can be given that estimated mineral potential not included in mineral reserves will become proven and probable mineral reserves.

See Cautionary Statement.

11

FREEPORT FOREMOST IN COPPER

Financial Policy: Performance-Based Payout Framework
~50% free cash flow(1) for shareholder returns

THE POWER OF COPPER

Maintaining Strong Balance Sheet

Net Debt/Adjusted EBITDA Less than 1x



$3.4
$3 - $4 bn
Net Debt Target
$0.9
Net Debt, excluding smelter projects
$ in bns
6/30/2021
6/30/2023 (2)

Providing Cash Returns to Shareholders

$3.4 bn Distributed Since 6/30/21



Base Dividend
26%
Variable Dividend
19%
Share Repurchases(3)
55%

Advancing Organic Growth Opportunities

- Positioned for future growth
- New projects in progress
  - Kucing Liar
  - Lone Star oxide expansion
  - Grasberg Mill recovery project
  - Atlantic Copper CirCular
- Organic project pipeline
  - Leach innovation initiatives
  - Bagdad 2X
  - Lone Star sulfide expansions
  - El Abra expansion

Board will review structure of performance-based payout framework at least annually

(1) Available cash flows generated after planned capital spending (excluding Indonesia smelter projects funded with debt and discretionary CAPEX) and distributions to noncontrolling interests.
(2) Net debt equals consolidated debt less consolidated cash. Excludes $1.9 bn in net debt associated with the Indonesia smelter projects.
(3) FCX has acquired 47.9 mm shares of its common stock for a total cost of $1.8 bn ($38.35 avg. cost per share) under program since November 2021.
See Cautionary Statement.

12

Responsible producer of scale Embedded growth options Long-lived reserves Experienced management team Cash returns to shareholders Strong balance sheet

14

Reference Slides

The Copper Mark • Assurance framework developed to demonstrate the copper industry’s responsible production practices • Producers participating in the Copper Mark are committed to adhering to internationally recognized responsible operating practices • Copper Mark governed by independent board including NGO participation and multi-stakeholder advisory council • Framework covers 32 issue areas across 5 ESG categories developed by the Responsible Minerals Initiative’s Risk Readiness Assessment • The Copper Mark recently extended its framework to other base metals including molybdenum (“the Molybdenum Mark”) • FCX has achieved the Copper Mark at all 12 of its copper producing sites globally and has achieved the Molybdenum Mark at its two primary molybdenum mines and four copper mines that produce by-product molybdenum • Requires third-party assurance of site performance and independent Copper Mark validation every three years Recognition for Responsible Production 16 STATUS BY SITE: AWARDED Atlantic Copper smelter & refinery (Spain) Bagdad mine (AZ)* Cerro Verde mine (Peru)* Chino mine (NM) Climax mine (CO)** El Abra mine (Chile) El Paso refinery & rod mill (TX) Henderson mine (CO)** Miami smelter, mine & rod mill (AZ) Morenci mine (AZ)* PT-FI mine (Indonesia) Safford mine (AZ) Sierrita mine (AZ)* Tyrone mine (NM) LETTER OF COMMITMENT Fort Madison (IA) Rotterdam (Netherlands) Stowmarket (United Kingdom) Note: Status as of 7/20/2023 * Denotes Molybdenum Mark awarded for by-product production ** Denotes Molybdenum Mark for primary production

Financial Highlights Copper Consolidated Volumes, excluding purchases (mm lbs) 1,029 1,087 Average Realization (per lb) $ 3.84 $ 4.03 Site Production & Delivery Costs (per lb) $ 2.39 $ 2.09 Unit Net Cash Costs (per lb) $ 1.47 $ 1.41 Gold Consolidated Volumes (000’s ozs) 495 476 Average Realization (per oz) $1,942 $1,827 Molybdenum Consolidated Volumes (mm lbs) 20 20 Average Realization (per lb) $24.27 $19.44 2Q23 (1) Reflects shipping delays in Indonesia associated with renewal of PT-FI's export license. (2) Includes working capital and other sources of $0.2 bn for 2Q23 and $0.1 bn for 2Q22. (3) Includes $3.0 bn in senior notes issued by PT-FI in April 2022. (4) 2Q23 includes $1.1 bn and 2Q22 includes $2.4 bn from PT-FI senior notes offering that is expected to be used to finance the Indonesia smelter projects. Revenues $ 5.7 $ 5.4 Net Income Attributable to Common Stock $ 0.3 $ 0.8 Diluted Net Income Per Share $ 0.23 $ 0.57 Operating Cash Flows $ 1.7 $ 1.6 Capital Expenditures $ 1.2 $ 0.9 Total Debt $ 9.5 $ 11.1 Consolidated Cash and Cash Equivalents $ 6.7 $ 9.5 (2) (in billions, except per share amounts) Sales Data Financial Results 2Q22 17 (3) (4) (1)

2Q 2023 Mining Operating Summary (1) Includes 5 mm lbs from South America. (2) Silver sales totaled 1.1 mm ozs. (3) Beginning January 1, 2023, PT-FI's commercial arrangement with PT Smelting converted to a tolling arrangement. As of June 30, 2023, ~85 mm lbs of copper and ~40k ozs of gold from PT-FI’s production was deferred in inventory and will be sold in future periods. NOTE: For a reconciliation of unit net cash costs per pound to production and delivery costs applicable to sales reported in FCX’s consolidated financial statements, refer to “Product Revenues and Production Costs” in the supplemental schedules of FCX’s 2Q23 press release, which is available on FCX’s website. Site Production & Delivery, excl. adjs. $2.93 $2.43 $1.88 $2.39 By-product Credits (0.55) (0.37) (2.60) (1.26) Treatment Charges 0.13 0.21 0.39 0.25 Royalties & Export Duties - 0.01 0.24 0.09 Unit Net Cash Costs (Credits) $2.51 $2.28 $(0.09) $1.47 North South America America Indonesia Consolidated(per lb of Cu)2Q23 Unit Net Cash Costs (Credits) North America 2021 (1) Mo mm lbs 339354 Production Sales Cu mm lbs Indonesia (3) 386406 492479 South America 307 304 by Region Au 000 ozs Production and Sales From Mines for 2Q23 18 Production Sales Production Sales Production SalesProduction Sales (2)

$0 $2 $4 $6 $8 2023 2024 2025 2026 2027 2028 Thereafter Strong Balance Sheet and Liquidity (US$ bns) $6.4 5.25%, 4.25%, 4.625%, 5.40% & 5.45% Sr. Notes and FMC Sr. Notes 3.875% Sr. Notes $0.7 4.55% Sr. Notes FCX Revolver $ - FCX/FMC Senior Notes 6.5 PT-FI Senior Notes 3.0 Total Debt $ 9.5 Consolidated Cash and Cash Eq. $ 6.7 Net Debt (1) $ 2.8 Net Debt/Adjusted EBITDA(2) 0.3x $ - at 6/30/23Total Debt & Cash $ - $1.4 (1) Includes $1.9 bn of net debt associated with the Indonesia smelter projects. (2) Trailing 12-months. (3) For purposes of this schedule, maturities of uncommitted lines of credit and other short-term lines are included in FCX’s revolver balance, which matures in 2027. See Cautionary Statement. (3) 5.00% Sr. Notes & FMC Sr. Notes 4.763% PT-FI Sr. Notes 5.315% & 6.2% PT-FI Sr. Notes Significant liquidity ▪ $6.7 bn in consolidated cash and cash equiv. ▪ $3.0 bn in availability under FCX credit facility ▪ $1.3 bn in availability under PT-FI credit facility ▪ $350 mm in availability under Cerro Verde credit facility 4.55% Sr. Notes 4.125%, 4.375% Sr. Notes $1.0 Attractive Debt Maturity Profile 19 $ -

FREEPORT FOREMOST IN COPPER

2023e Outlook

THE POWER OF COPPER

Sales Outlook

- Copper: 4.0 billion lbs
- Gold: 1.75 million ozs
- Molybdenum: 79 million lbs

Unit Net Cash Cost of Copper

- Site prod. & delivery
  - 2023e: $2.36/lb
  - 3Q23e: $2.32/lb
- After by-product credits
  - 2023e: $1.55/lb [1]
  - 3Q23e: $1.61/lb [2]

Operating Cash Flows [1,3]

- ~$6.4 billion[4] @ $3.90/lb copper for 2H23e
- Each 10¢/lb change in copper in 2H23e = $240 mm impact

Capital Expenditures

- $3.2 billion (excluding smelter projects[5])
  - $2.0 billion for major projects[6]
  - $1.2 billion for other mining

(1) Assumes average prices of $1,950/oz gold and $20/lb molybdenum for 2H23e and no change in Indonesian export duties. A 7.5% export duty would impact 2023e consolidated unit costs by 7¢/lb (and Indonesia unit costs by 19¢/lb).

(2) Assumes no change in Indonesian export duties. A 7.5% export duty would impact 3Q23e consolidated unit costs by 12¢/lb (and Indonesia unit costs by 31¢/lb).

(3) Each $100/oz change in gold is estimated to have an approximate $100 mm impact and each $2/lb change in molybdenum is estimated to have an approximate $60 mm impact.

(4) Net of less than $0.1 billion of working capital and other uses.

(5) Indonesia smelter projects are being funded with net proceeds from PT-*FI's senior notes offering and availability under its revol*ving credit facility.

(6) Major projects CAPEX includes $1.3 bn for planned projects and $0.7 bn of discretionary projects.

e = estimate. See Cautionary Statement.



20

NOTE: Consolidated copper sales include 243 mm lbs in 1Q23, 340 mm lbs in 2Q23, 333 mm lbs in 3Q23e and 384 mm lbs in 4Q23e for noncontrolling interests; excludes purchased copper. 0 200 400 600 800 1000 1200 1Q23* 2Q23* 3Q23e 4Q23e 832 1,029 1,030 1,125 0 150 300 450 600 1Q23* 2Q23* 3Q23e 4Q23e 270 495 420 565 0 5 10 15 20 25 1Q23 2Q23 3Q23e 4Q23e 19 20 20 20 NOTE: Consolidated gold sales include 74k ozs in 1Q23, 252k ozs in 2Q23, 213k ozs in 3Q23e and 288k ozs in 4Q23e for noncontrolling interests. (million lbs) Copper Sales (million lbs) Moly Sales Gold Sales (thousand ozs) 2023e Quarterly Sales * Beginning January 1, 2023, PT-FI's commercial arrangement with PT Smelting converted to a tolling arrangement. As of June 30, 2023, ~85 mm lbs of copper and ~40k ozs of gold from PT-FI’s production was deferred in inventory and will be sold in future periods. e = estimate. See Cautionary Statement. 21

FREEPORT FOREMOST IN COPPER

Leach Initiatives Gaining Traction

LEACH TO THE LAST DROP

THE POWER OF COPPER

Operational Initiatives

Heat – Proven Enhancer

30%

- Covers installed on over 30% (47 mm ft^2) of leach areas
- Mechanization improving installation execution

Leach "Everywhere"

50%

- Targeted drilling to improve flow
- Injecting solution to lower stockpile sections
- Sensors measuring conditions
- Extended side slope leaching

Analytics

20%

- Providing valuable insights
- Optimizing acid concentration
- Testing response to application rates

~200 mm lbs per annum run rate targeted by YE 2023

Further Innovation to Build Scale

Turning Up the Heat

- Evaluating heated injections using renewable sources
- Cover expansion

Additives

- Pursuing internal & third-party technology
- Transition from lab to large-scale testing
- AI-driven evaluation accelerating development

Air Injection/Oxidation

- Sulfide leaching dependent on oxygen
- Evaluating new uses of existing technology

R&D stage – Potential to build scale to ~800 mm lbs per annum

Significant Potential

Copper in Leach Stockpiles Unrecoverable by Traditional Leach Methods

38 bn lbs Contained*


South America 16%
Morenci 50%
Other North America 34%

* Copper from historical placements beyond assumed recovery estimates and is not included in mineral reserves or mineral resources.

See Cautionary Statement.

22

Metal Production, 2022 – 2027e NOTE: Amounts are projections. Timing of annual production will depend on a number of factors, including operational performance, and other factors. FCX's economic interest in PT-FI approximated 81.27% through 2022 and beginning January 1, 2023, FCX’s economic interest in PT-FI is 48.76%. PT-FI expects to defer production in inventory until final sale under its new tolling arrangement with PT Smelting (effective January 2023) and upon commissioning of its Manyar smelter (expected in 2024). This is not expected to result in a significant change in PT-FI's economics but will impact the timing of PT-FI's sales. e = estimate. See Cautionary Statement. 1.6 1.6 1.7 1.6 1.6 1.6 1.8 1.9 1.9 1.6 1.3 1.3 2022 2023e 2024e 2025e 2026e 2027e Cu bn lbs Au mm ozs Total: 8.1 billion lbs copper Annual Average: ~1.6 billion lbs 2023e – 2027e Copper Total: 8.0 million ozs gold Annual Average: ~1.6 million ozs 2023e – 2027e Gold PT-FI Mine Plan 23

FREEPORT FOREMOST IN COPPER

Discretionary Capital Projects*

THE POWER OF COPPER

Kucing Liar

- Commenced long-term mine development activities in 2022
- Approximate 10-year development timeframe
- Sustain large-scale, low-cost Cu/Au production
- Capital investment: ~$400 mm/yr average (~$240 mm in 2023e)
- 6.8 bn lbs copper & 6.5 mm ozs gold
  - ~ 550 mm lbs & 560K ozs per annum

Grasberg Mill Recovery Project

- Installing new copper cleaner circuit
- Improved Cu concentrate grades/metal recoveries
- Capital investment: ~$530 mm (~$200 mm in 2023e)
- Targeted completion: 2H24e
- +60 mm lbs/yr & +40k ozs/yr of incremental Cu/Au

Lone Star Oxide Expansion

- Low capital intensity investment
- Capital investment: ~$300 mm (~$80 mm in 2023e)
- Increase stacking rate: 95k t/d to 120k t/d
- Targeting ~300 mm lbs of copper/annum in 2023e
  - +50 mm lbs/yr of incremental production

Bagdad 2X Expansion

- Planning expansion to double concentrator capacity
- Conducting feasibility study; expected completion late 2023
- Expanding tailings infrastructure: ~$80 mm in 2023e

Atlantic Copper CirCular

- Recycle electronic material
- Capital investment: ~$330 mm (~$120 mm in 2023e)
- Expect to commission in 2024e; full rates in 2025e
- ~$60 mm per annum in incremental EBITDA

*These discretionary projects and the Indonesia smelter projects will be excluded from the free cash flow calculation (defined on slide 12) for purposes of the performance-based payout framework.
e = estimate. See Cautionary Statement.

24

FREEPORT FOREMOST IN COPPER

Indonesia Downstream Processing Activities

THE POWER OF COPPER

Greenfield Smelter (Manyar)

- 1.7 mm mt of annual concentrate capacity
- Designed to be world's largest single line flash smelter/convertor facility
- ~75% complete
- Project expected to be commissioned in 2024
- Cost estimate: ~$3.0 bn (1)

Precious Metals Refinery (PMR)

- To be constructed to process gold and silver from Manyar smelter and PT Smelting
- Construction is in progress with commission expected during 2024
- Cost estimate: ~$525 mm

PT Smelting Expansion

- 30% increase to existing smelter to add 300,000 mt of annual concentrate capacity
- Completed commercial arrangements in 4Q21
- Target completion of YE 2023, over 85% complete
- Cost estimate: ~$250 mm

Estimate of Spending on Manyar Smelter & PMR
(shared 51% PT Inalum/49% FCX)(2)

($ in bns)


$0.2
$0.8
$1.6
$0.9
2021
2022
2023e
2024e

Expansion Project
General Layout


Refinery Expansion
Acid Plant
Oxygen Plant
Cooling Pond
Desal
Water Tank
Refinery Plant Extension
Admin
Refinery
Smelter
Oxygen Plant
Acid Plant

(1) Based on target price of $2.8 bn for construction contract (excludes capitalized interest, owner's costs and commissioning) and $0.2 bn for investment in a desalinization plant for the smelter.

(2) Manyar smelter project expected to be funded with net proceeds from PT-*FI's senior notes offering and availability under its revolving* credit facility. Capital spending on the Manyar smelter will be debt financed and will not be *deducted from cash available for returns to FCX shareholders. Estimates exclude capitalized interest, owner's costs and commissioning.*

e = estimate. See Cautionary Statement.

25

26 Indonesia Manyar Smelter Project Update New Greenfield Smelter is ~75% Complete with Commissioning Expected in 2024 NOTE: See slide 25 for additional details. Smelter Project Site View Northwest to Southeast July 2022 March 2022August 2021 January 2023

Adjusted EBITDA Reconciliation ($ in mm) 12 mos ended 2Q23 6/30/2023 Net income attributable to common stock $343 $2,107 Interest expense, net 171 599 Income tax provision 539 1,910 Depreciation, depletion and amortization 547 1,969 Metals inventory adjustments 1 13 Accretion and stock-based compensation 50 223 Other net charges (1) 133 374 Gain on early extinguishment of debt (5) (28) Other income, net (24) (277) Net income attributable to noncontrolling interests 388 1,210 Equity in affiliated companies’ net earnings (2) (18) Adjusted EBITDA (2) $2,141 $8,082 27 (1) Includes net adjustments to environmental obligations and litigation reserves ($60 mm in 2Q23 and $169 mm for the twelve months ended 6/30/2023) and a charge for a potential administrative fine in Indonesia ($55 mm in 2Q23 and for the twelve months ended 6/30/2023). The twelve months ended 6/30/2023 also include adjustments to reclamation liabilities at PT-FI ($116 mm). (2) Adjusted EBITDA is a non-GAAP financial measure that is frequently used by securities analysts, investors, lenders and others to evaluate companies’ performance, including, among other things, profitability before the effect of financing and similar decisions. Because securities analysts, investors, lenders and others use Adjusted EBITDA, management believes that our presentation of Adjusted EBITDA affords them greater transparency in assessing our financial performance. Adjusted EBITDA should not be considered as a substitute for measures of financial performance prepared in accordance with GAAP. Adjusted EBITDA may not necessarily be comparable to similarly titled measures reported by other companies, as different companies calculate such measures differently.